The Conestoga Small Cap Fund

T i c k e r   S y m b o l :  C C A S X

P I O N E E R S   I N   S M A L L   C A P   I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Characteristics as of 3-31-08:

	Conestoga Fund	Russell 2000 Index
P/E (1 Yr. Forward)	21.3x	15.6x
Earnings Growth	18.8%	16.1%
PEG Ratio	1.13	.97
ROE	18.2%	9.1%
Weighted Avg. Market Cap.	$ 1,028mm	$ 1,280mm
Long-Term Debt/Capital	13%	31%
Dividend Yield	.99%	1.80%
Number of Holdings	44	N/A

 Top Ten Equity Holdings as of 3-31-08:

1. IIVI, Inc.	4.92%
2. Ritchie Bros Auctioneers, Inc.	4.11%
3. Raven Industries, Inc.	4.07%
4. SurModics, Inc.	3.52%
5. Ansoft Corp	3.42%
6. Blackbaud, Inc.	3.26%
7. Simpson Manufacturing Co.	3.11%
8. Carbo Ceramics, Inc.	3.06%
9. Blackboard, Inc.	2.95%
10. Landauer, Inc.	2.92%
*Total Percent of Portfolio:	35.34%

New Holding Added in 1Q08:

Tyler Technologies, Inc.                                         TYL

Holdings Sold Entirely in 1Q08:

A.S.V., Inc.                                                                ASVI
Pool Corp.                                                                 POOL

Expense Ratio:

Management Fee	1.20%
Other Expenses	0.15%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.25%
Total Fees	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Multex Earnings Estimates is interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains  information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087
Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com

THE CONESTOGA SMALL CAP FUND

First Quarter, 2008 Commentary

	Conestoga Small Cap Fund	Russell 2000	Russell 2000 Growth
Trailing 3 Months	-8.22%	-9.90%	-12.83%
Trailing 12 Months	-4.59%	-13.00%	-8.94%
Trailing 36 Months	5.47%	5.06%	5.74%
Trailing 60 Months	13.08%	14.90%	13.42%
Since Inception (10/01/2002)	11.94%	13.42%	13.57%

Market Review

U.S. Equity markets continued their downward trend in the first quarter as continued concerns regarding the economy and the growing likelihood that a recession is imminent pushed shares lower.  The Russell 2000 Index posted its third consecutive quarterly decline, which has not occurred since 1983-84 when the Index declined in four consecutive quarters.  Economic data mostly supported the increasing concerns about future growth.  Job losses totaled 76,000 in both January and February, and 80,000 in March.  The unemployment rate ticked modestly up to 5.1%, it highest level since September 2005.  GDP growth for the fourth quarter of 2007 was reported at a meager 0.6%, down significantly from the prior quarters.

As much reported in the media, the housing crisis continued to cut through the economy.  Home prices and sales fell over the quarter while foreclosures rose, spilling into the financial sector with persistent impact on mortgage loans and mortgage-backed securities.  In mid-March, the crisis appeared to approach a market meltdown when Bear Stearns nearly went bankrupt.  To avoid a potential domino effect caused by a Bear Stearns bankruptcy, the Treasury and Federal Reserve arranged a marriage of Bear Stearns to JP Morgan Chase, with JP Morgan Chase purchasing Bear and the Treasury guaranteeing $29 Billion of Bear Stearns securities.

Investor concern about future risk returned to above average level as measured by the Chicago Board of Exchange Volatility Index (VIX). This index serves as one gauge of expected risk by using futures contracts on the S&P 500 Index, and has been frequently quoted in the media recently.  After several years of below average expected risk, investors are starting to incorporate normal to above average levels of expected risk into their decision making. We believe that when investors become more concerned about risk, they will seek higher-quality companies such as those emphasized by the Fund (sustainable growth rates, higher returns on equity and low debt levels).

 Performance Review and Attribution

During the first quarter, the Conestoga Fund bested both the Russell 2000 and the Russell 2000 Growth.  Stock selection was the primary contributor to better returns, with several stocks producing strong positive returns in spite of the market’s decline. Versus the Russell 2000, the Fund gained all of its outperformance from stock selection, while sector allocations were modestly negative.  II-VI Inc. (IIVI) posted strong results and raised guidance, while Ansoft Corp. (ANST) rose sharply on the planned acquisition by another of the Fund’s holdings: Ansys Inc. (ANSS).  The boost to performance by ANST more than offset the decline in ANSS, and overall, the planned merger contributed to returns. The Fund also benefited from an absence of lower-quality Technology companies in the electronics and semi-conductor industries.  Within the Health Care sector, Psychemedics Corp. (PMD) and Meridian Bioscience Inc. (VIVO) contributed positively to returns.  The tender offer for A.S.V. Inc. (ASVI) in January by Terex Corp. (TEX) provided strong outperformance in the Producer Durables sector and within Materials & Processing, the Fund benefited from Simpson Manufacturing Co. (SSD) during the quarter.

Relative to the Russell 2000 Growth, stock selection added significantly to returns during the first quarter, and sector allocations also boosted returns.  Technology again led the way as discussed above with IIVI and ANST.  Stock selection was also strong in the Health Care sector, led by long-time holding TECHNE Corp. Sector allocations were modestly positive for the quarter, although this was mostly driven by our sole holding in the Other sector, lack of exposure to Utilities, and the small weighting to cash.

Market participants appear to be continuing their shift towards higher-quality, sustainable growth companies.  We expect the Fund to provide shareholders with better downside protection and lower overall volatility, and we are pleased that this has been the case since the market peak in the Summer of ’07.

Top 5 Fund Leaders

1. IIVI, Inc.
2.Ansoft Corp.
3. World Acceptance Corp.
4. A.SV., Inc.
5. Knight Transportation, Inc.

Bottom 5 Fund Laggards

1. Boston Private Financial Holdings, Inc.
2. SurModics, Inc.
3 Raven Industries, Inc.
4. Somanetics Corp.
5. Abaxis, Inc.